Other Assets - Other Current Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Other current assets
Customer financing receivables, net	$ 226,979	$ 170,273
Other receivables	67,095	61,055
Income taxes receivable	56,857	39,075
Value-added tax (VAT) receivable	53,148	60,232
Contract assets	47,499	58,739
Prepaid expenses	41,520	47,781
Prepaid royalties	24,999	52,712
Other	53,772	53,269
Total other current assets	$ 571,869	$ 543,136